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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               February 22, 1995


                                _______________

                            FAMILY RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                       33-14051                                  33-0197361
  (State or other jurisdiction                    (Commission File Number)                      (I.R.S. Employer
of incorporation or organization)                                                            Identification Number)


                            18831 Von Karman Avenue
                            Irvine, California 92715
                    (Address of principal executive offices)
                                 (714) 757-7900
                        (Registrant's telephone number)

                                 _____________
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ITEM 5.  Other Events.

(a) The Company announced on February 22, 1995 that it has begun a search to identify and hire a new Chairman of the Board and Chief Executive Officer. Until such selection and hiring, the Company expects that Jackson W. Goodall, Jr. will continue to remain in those positions and after such hiring, the Company expects that Mr. Goodall will remain on the Board of Directors. The Company also replaced Mohammad Iqbal, as President of the Mexican Restaurant Division, with Barry E. Krantz. The Company expects that Mr. Krantz will continue as President and Chief Operating Officer until the new Chief Executive Officer is in place. Mr. Iqbal left the Company to pursue other opportunities.



                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FAMILY RESTAURANTS, INC.
                                                (Registrant)


Date: February 22, 1995                         By: [Martin M. Casey/s]
                                                -------------------------------
                                                    (Signature)
                                                    Martin M. Casey
                                                    Executive Vice President and
                                                    Chief Financial Officer